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[logo] M F S(R)
INVESTMENT MANAGEMENT

[graphic omitted]

               MFS(R) GOVERNMENT
               MORTGAGE FUND
               ANNUAL REPORT o JULY 31, 2001

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        YOU CAN RECEIVE THIS REPORT VIA E-MAIL. See page 28 for details.
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

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  5
Performance Summary .......................................................  9
Portfolio of Investments .................................................. 13
Financial Statements ...................................................... 14
Notes to Financial Statements ............................................. 20
Independent Auditors' Report .............................................. 26
Trustees and Officers ..................................................... 29

MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC, MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.

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   NOT FDIC INSURED            MAY LOSE VALUE             NO BANK GUARANTEE
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

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
Over the past five years, it seems we've experienced nothing but market extremes. From 1996 to 1999, investors enjoyed perhaps the best bull market in U.S. history. Amid the excitement, concern about risk sometimes appeared to take a back seat to concern about returns.

Since the spring of last year, we've witnessed another extreme. A collapsing market often punished companies indiscriminately, seemingly unable to distinguish between firms with strong long-term prospects and those that were genuinely in trouble. The market rudely reminded us that investing is still about balancing risk against potential reward.

In our view, we seem to be entering a period in which stock and bond performance may be closer to historical norms. While some may find that disappointing in comparison to the late 1990s, we think a "normal" market may be a lot easier on investors' emotions. And, boring as it may sound, we think that recent events have shown that our fundamental beliefs about investing -- the guidelines for balancing risk and reward that we and many other investment companies have been repeating for years -- are still relevant. Let's look at how some of those guidelines applied to recent events.

DIVERSIFY
The theory behind diversification is that various asset classes -- growth stocks, value stocks, international stocks, and bonds, for example -- may not move in unison. One asset class may be outperforming while another may be in a slump. Because it's impossible to predict when individual asset classes will move in and out of favor, it's a good idea to spread your investments across several asset classes -- so the theory goes. And if you look at the market over the past several years, we think events have borne out the theory and rewarded many investors who heeded the call to diversify.

In the late 1990s, at the height of the growth stock boom, investors who diversified into value stocks and bonds may have felt left out of the party. Some market commentators proclaimed that diversification as an investment strategy was dead. But as many growth stocks began to collapse in early 2000, bonds and value stocks entered some of their best times in recent memory. Consider this: the 12-month period ended July 31, 2001, was a period widely reported in the media as a miserable one for stocks. The NASDAQ Composite Index -- a market index heavily laden with stocks of the technology, telecommunications, and Internet companies often referred to as the "new economy" -- returned -46.19% for the period. Even the Standard & Poor's 500 Composite Index (the S&P 500), a broader market index, was down 14.33%.(1)

But the value stocks in the S&P 500, as measured by the Standard & Poor's 500/ BARRA Value Index, were up 3.98% over the same period. And the bond market, as measured by the Lehman Brothers Aggregate Bond Index (the Lehman Index), was up 12.69% for the period.(2) So while investors who concentrated only on growth stocks may have recently experienced negative returns across their portfolios, investors who diversified may have enjoyed relatively good performance in some of their holdings.

EXPECT REASONABLE RETURNS
It may be clear today that the late 1990s were abnormally good times for equity investors. But at the time it seemed to many that long-term annual returns of 20% or more were becoming the norm. For a brief period, our financial goals seemed much more reachable. For many investors, the hardest aspect of the recent downturn may not have been their short-term losses, but the need to bring their long-term expectations back to reasonable levels.

What's reasonable? That depends on an investor's financial situation, investment goals, and tolerance for risk. The historical returns of the S&P 500, often used as a measure of the overall equity market, are in the 14% - 15% range for the 5-, 10-, 20-, and 25-year periods ended July 31, 2001. For the 30-year period ended on the same date, which includes the extended market downturn of the early 1970s, the average annual return of the S&P 500 drops to 12.72% -- still what we would consider a respectable return on your money.(3) Retirement savings charts and calculators offered by many mutual fund companies have traditionally assumed a more conservative average annual return of 8% - 10% for equity portfolios.

While returning less than stocks for most periods, bonds as a group have tended to be less volatile than equities and still beat inflation. For the 5-, 10-, 20-, and 25-year periods ended July 31, 2001, average annual bond returns as measured by the Lehman Index ranged from about 7% to 11%, while average annual inflation ranged from about 2% to 5% for the same periods.(4)

Of course, past performance is no guarantee of future returns, and each investor's financial situation, goals, and risk tolerance are unique. But we think the historical returns of common market indices can provide a starting point for determining reasonable expectations.

DEVELOP A LONG-TERM FINANCIAL PLAN WITH THE HELP OF AN
INVESTMENT PROFESSIONAL
Developing a written plan forces you to define your financial goals, figure out a realistic plan for attaining them, and periodically assess how you're doing. Over the past several years, sticking to a diversified plan could have potentially helped an investor endure a wide range of market extremes.

We think there are two basic reasons to hire an investment professional: to help you develop a financial plan and update it as your needs change, and to keep you honest when market extremes tempt you to deviate from your plan. It's certainly possible to develop and stick to a financial plan on your own. But our experience has been that most investors can benefit from the knowledge, perspective, and clarity that an investment professional can bring to the process.

In closing, we would submit that our fundamental beliefs about investing remain valid, even in extreme, perhaps once-in-a-generation, market environments such as we've just experienced. Although it seemed for a while that risk had become an irrelevant concept, we would suggest that balancing risk and potential reward will always be a key to developing a realistic financial plan. As we head into what we believe may be calmer and more "normal" times, we would suggest that you discuss these ideas with your investment professional and incorporate them into your financial plan, if you haven't already done so. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    August 15, 2001

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RETURNS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

------------
(1) Source: Lipper Inc. The NASDAQ Composite Index is an unmanaged, market-weighted index of all over-the-counter common stocks traded on the National Association of Securities Dealers Automated Quotation system. The Standard & Poor's 500 Composite Index is an unmanaged but commonly used measure of common stock total return performance.

(2) Source: Lipper Inc. The Standard & Poor's 500/BARRA Value Index is a market-capitalization-weighted index of the stocks in the S&P 500 having the highest book-to-price ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis. The Lehman Brothers Aggregate Bond Index is unmanaged and is composed of all publicly issued obligations of the U.S. Treasury and government agencies, all corporate debt guaranteed by the U.S. government, all fixed-rate nonconvertible investment-grade domestic corporate debt, and all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association
    (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), and the Federal National Mortgage Association (FNMA).

(3) Source: Lipper Inc. The average annual returns for the Standard & Poor's 500 Composite Index were 15.29%, 14.46%, 15.27%, 14.25%, and 12.72%, respectively, for the 5-, 10-, 20-, 25-, and 30-year periods ended July 31, 2001.

(4) Source: Lipper Inc. The average annual returns for the Lehman Brothers Aggregate Bond Index were 7.90%, 7.96%, 10.91%, and 9.32%, respectively, for the 5-, 10-, 20-, and 25-year periods ended July 31, 2001. The cost of living (inflation) is measured by the Consumer Price Index (CPI) published by the U.S. Bureau of Labor Statistics. The average annual increase in the CPI was 2.48%, 2.68%, 3.36%, and 4.64%, respectively, for the 5-, 10-, 20-, and 25-year periods ended July 31, 2001.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of D. Richard Smith
     D. Richard Smith

For the 12 months ended July 31, 2001, Class A shares of the fund provided a total return of 11.23%, Class B shares returned 10.69%, and Class I shares returned 11.82%. These returns include the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges and compare to a 12.32% return over the same period for the fund's benchmark, the Lehman Brothers Government National Mortgage Association Index (The Lehman GNMA Index). The Lehman GNMA index covers the mortgage-backed pass-through securities of the Government National Mortgage Association (GNMA). The index is formed by grouping the universe of individual fixed-rate GNMA pools for a given program, issue year, and coupon. During the same period, the average GNMA fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned 11.55%.

Q.  WHAT'S THE GOAL OF THE FUND?

A. Our goals are to produce higher yields than a portfolio that includes only Treasury securities and to maintain a higher overall credit quality than a corporate bond portfolio by investing the majority of the fund's assets in obligations issued or guaranteed by the GNMA.

Q. WHAT FACTORS LED TO THE STRONG PERFORMANCE OF THE FUND, AND THE GOVERNMENT MORTGAGE MARKET IN GENERAL?

A. A weak economy, falling interest rates, and strong demand helped boost most bond prices during the period, including mortgage-backed securities. The U.S. economy has slowed dramatically during the past year, and the job market also has continued to deteriorate, threatening to pressure surprisingly resilient consumer confidence and spending. Fortunately, inflation remained contained by historical standards, despite rising energy costs that escalated dramatically during the early part of the period before stabilizing toward the end. To bolster the economy, the Federal Reserve Board (the Fed) has aggressively cut interest rates several times so far this year, slashing its key overnight target rate from 6.50% to 3.75% by the end of July. That was the Fed's most aggressive action since 1987.

    As interest rates fell, bond yields, in general, also fell, and their prices tended to rise. These factors helped boost the fund's performance. Bonds also were helped by strong demand as investors sought a relatively safer haven from a disappointing stock market. Mortgage-backed securities performed quite well during this declining interest rate environment, despite accelerated prepayment activity in late 2000 and early 2001.

Q.  WHAT ARE PREPAYMENTS, AND HOW DO THEY AFFECT MORTGAGE-BACKED BONDS?

A. Prepayment of mortgage securities have typically increased in low interest rate environments as a large number of homeowners look to refinance their mortgages. Other sources of prepayments during the past year included a strong housing market, which prompted a growing number of homeowners to upgrade to bigger homes, thus retiring one mortgage and assuming a new one in the process. Additionally, continued strong housing prices encouraged other homeowners to refinance their mortgages as a way of capturing increased home equity in order to consolidate their debts, make home improvements, pay for education costs, or meet other needs.

    While refinancing is good news for homeowners because it reduces their interest costs, bondholders generally dislike it when refinancing activity increases. That's because the pools that back these mortgages prepay investors, which potentially forces them to reinvest the proceeds at lower interest rates. More recently, however, mortgage rates actually have crept a bit higher, causing prepayments to slow and mortgage bond prices to rally. Another positive during the period was that mortgage securities boasted yields and prices that investors found very attractive relative to Treasury securities. This prompted strong demand for mortgage investments. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity).

Q. WHICH SECURITIES WITHIN THE MORTGAGE MARKET DID YOU EMPHASIZE, AND HOW DID THEY PERFORM?

A. Throughout most of the year, the fund's investments were concentrated in securities issued by GNMA with coupons (the interest rates paid by the borrowers) between 7.00% and 7.50%. These securities posted relatively good performance and provided an attractive level of income for the fund with less price volatility than higher-coupon securities. Toward the end of the period, however, we added more holdings with coupons in the 6.50% range, which offered what we felt were attractive valuations.

Q. GIVEN THE STEEP DECLINE IN INTEREST RATES THIS YEAR, DID YOU ALTER THE FUND'S INTEREST RATE SENSITIVITY?

A. In keeping with our approach, we kept the fund's interest rate sensitivity (which is measured by duration) neutral. In other words, we kept the fund's duration in line with the GNMA market as a whole, so the fund wasn't much more or much less sensitive to interest rate changes than the market overall. In general, the longer a portfolio's duration, the more its value will fluctuate in response to interest rate movements, and the shorter a portfolio's duration, the less it will fluctuate. Maintaining a neutral duration has helped protect the fund from getting thrashed during periods of dramatic interest rate movements such as we've experienced over the past year.

Q.  WHAT'S YOUR OUTLOOK?

A. Our outlook calls for interest rates to be more stable than they have been over the past year, meaning that income, rather than price appreciation, is likely to be a bigger source of bond returns in the foreseeable future. In our view, the Fed appears to be very close to the end of its cycle of easing monetary policy to stimulate the economy. Although the Fed may make further cuts to maintain consumer confidence during periods of weak employment growth, we think short-term rates will bottom in the 3.50% area.

    We feel that stronger economic growth, which can lead to inflation, doesn't appear to be on the near-term horizon. Little or no inflation would, in all likelihood, eliminate the need for the Fed to do an about face and begin raising interest rates in the near future. Even if U.S. economic growth picks up, we think that fears of a global recession are likely to continue. Japan has been teetering on the edge of recession -- if it hasn't already slipped into one -- and the news out of Europe has been discouraging. These factors all could lead to that more stable interest rate environment that we have predicted, and we believe that such an environment would likely slow prepayment activity further, which would bode well for mortgage securities.

/s/ D. Richard Smith

    D. Richard Smith
    Portfolio Manager

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other considerations, and no forecast can be guaranteed.

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   PORTFOLIO MANAGER'S PROFILE
-------------------------------------------------------------------------------

   D. RICHARD SMITH, CFA, IS A VICE PRESIDENT OF MFS INVESTMENT
   MANAGEMENT(R) (MFS(R)) AND PORTFOLIO MANAGER OF OUR GOVERNMENT MORTGAGE AND LIMITED MATURITY FUNDS.

   RICHARD JOINED MFS IN 1993. HE BECAME A PORTFOLIO MANAGER IN 1997. FROM 1986 TO 1993 HE WORKED IN RESEARCH AND INSTITUTIONAL SALES ON WALL STREET.

   HE IS A GRADUATE OF VASSAR COLLEGE AND HAS AN M.B.A. DEGREE FROM VANDERBILT UNIVERSITY. HE HOLDS THE CHARTERED FINANCIAL ANALYST (CFA) DESIGNATION.

   ALL PORTFOLIO MANAGERS AT MFS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESERACH(R), A GLOBAL, ISSUER-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.



This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

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   FUND FACTS
-------------------------------------------------------------------------------

  OBJECTIVE:                       SEEKS PRIMARILY HIGH CURRENT INCOME AND,
                                   SECONDARILY, PRESERVATION OF CAPITAL.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:           JANUARY 9, 1986

  CLASS INCEPTION:                 CLASS A  JANUARY 9, 1986
                                   CLASS B  SEPTEMBER 7, 1993
                                   CLASS I  JANUARY 2, 1997

  SIZE:                            $606.5 MILLION NET ASSETS AS OF JULY 31, 2001

PERFORMANCE SUMMARY

The following information illustrates the historical performance of the fund's original share class in comparison to its benchmarks. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

                   GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
                  (For the 10-year period ended July 31, 2001)

                         MFS Government Mortgage       Lehman Brothers
                             Fund - Class A              GNMA Index

          "7/91"               $ 9,525                    $10,000
          "7/93"                11,677                     12,270
          "7/95"                12,713                     13,598
          "7/97"                14,638                     16,018
          "7/99"                15,744                     17,695
          "7/01"                18,578                     21,220

TOTAL RATES OF RETURN THROUGH JULY 31, 2001

CLASS A
                                                            1 Year      3 Years      5 Years     10 Years
---------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge             +11.23%      +19.54%      +39.49%      +95.04%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge         +11.23%      + 6.13%      + 6.88%      + 6.91%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge         + 5.94%      + 4.42%      + 5.85%      + 6.39%
---------------------------------------------------------------------------------------------------------

CLASS B
                                                            1 Year      3 Years      5 Years     10 Years
---------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge             +10.69%      +17.06%      +34.60%      +84.67%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge         +10.69%      + 5.39%      + 6.12%      + 6.33%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge         + 6.69%      + 4.48%      + 5.80%      + 6.33%
---------------------------------------------------------------------------------------------------------

CLASS I
                                                            1 Year      3 Years      5 Years     10 Years
---------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge             +11.82%      +20.82%      +41.67%      +98.09%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge         +11.82%      + 6.51%      + 7.21%      + 7.07%
---------------------------------------------------------------------------------------------------------

COMPARATIVE INDICES(+)
                                                            1 Year      3 Years      5 Years     10 Years
---------------------------------------------------------------------------------------------------------
Average GNMA fund+                                         +11.55%      + 6.23%      + 7.09%      + 7.11%
---------------------------------------------------------------------------------------------------------
Lehman Brothers GNMA Index#                                +12.32%      + 7.23%      + 8.00%      + 7.81%
---------------------------------------------------------------------------------------------------------
(+) Average annual total return.
  + Source: Lipper Inc.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class I shares have no sales charge and are only available to certain institutional investors.

Class B and I share performance includes the performance of the fund's Class A shares for periods prior to its inception (blended performance). Class B performance has been adjusted to take into account the CDSC applicable to Class B shares rather than the initial sales charge (load) applicable to Class A shares. Class I share blended performance has been adjusted to account for the fact that Class I shares have no sales charge. These blended performance figures have not been adjusted to take into account the differences in class-specific operating expenses. Because operating expenses of Class B shares are higher than those of Class A, the blended Class B share performance is higher than it would have been had Class B shares been offered for the entire period. Conversely, because operating expenses of Class I shares are lower than those of Class A, the blended Class I share performance is lower than it would have been had Class I shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Government guarantees apply to the underlying securities only and not to the prices and yields of the managed portfolio.

The portfolio may invest in mortgage-backed securities, which are subject to unique interest and maturity risks. When interest rates fall, mortgages may be paid early through refinancing, which may shorten the expected maturity of these securities. Alternatively, when interest rates rise, mortgages are not likely to be paid early, which may lengthen the expected maturity of these securities. Therefore, during times of fluctuating interest rates, these factors may cause the value of mortgage-backed securities to increase or decrease more than those of other fixed-income securities.

These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO CONCENTRATION AS OF JULY 31, 2001

PORTFOLIO STRUCTURE


                Mortgage Backed                90.7%
                U. S. Treasuries                4.1%
                Government Agency               2.7%
                Cash                            2.5%

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS -- July 31, 2001

Bonds - 97.4%
------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
ISSUER                                                            (000 OMITTED)                  VALUE
------------------------------------------------------------------------------------------------------
U.S. Treasury Obligations - 4.2%
  U.S. Treasury Bonds, 8.75s, 2020                                     $  2,500           $  3,418,750
  U.S. Treasury Notes, 4.25s, 2010#                                       5,280              5,636,614
  U.S. Treasury Notes, 5.75s, 2010                                        5,000              5,259,350
  U.S. Treasury Notes, 6.5s, 2010                                         5,303              5,848,201
  U.S. Treasury Notes, 5s, 2011                                           5,000              4,985,150
------------------------------------------------------------------------------------------------------
Total U.S. Treasury Obligations                                                           $ 25,148,065
------------------------------------------------------------------------------------------------------
U.S. Government Agencies - 93.2%
  Federal Home Loan Mortgage Corp., 8.5s, 2009 - 2017                  $      5           $      4,901
  Federal Home Loan Mortgage Corp., 9s, 2020 - 2021                         218                229,813
  Federal Home Loan Mortgage Corp., 9.5s, 2013 - 2021                       113                119,030
  Federal National Mortgage Assn., 6.5s, 2016 - 2031                     27,884             28,311,213
  Federal National Mortgage Assn., 7s, 2031                               5,000              5,092,500
  Federal National Mortgage Assn., 7.25s, 2010                           15,000             16,584,300
  Federal National Mortgage Assn., 7.5s, 2029 - 2030                     30,077             30,978,262
  Federal National Mortgage Assn., 8.5s, 2004 - 2008                         64                 68,306
  Federal National Mortgage Assn., 9s, 2002 - 2007                        2,865              3,070,424
  Government National Mortgage Assn., 6.5s, 2023 - 2031                 180,509            181,913,311
  Government National Mortgage Assn., 7s, 2023 - 2029                   121,752            125,029,557
  Government National Mortgage Assn., 7.5s, 2017 - 2031                 108,820            112,762,898
  Government National Mortgage Assn., 8s, 2017 - 2030                    50,190             52,447,713
  Government National Mortgage Assn., 8.5s, 2030                          4,796              5,021,856
  Government National Mortgage Assn., 9s, 2008 - 2022                       572                606,609
  Government National Mortgage Assn., 9.5s, 2009 - 2010                   2,791              2,998,204
  Government National Mortgage Assn., 12.5s, 2011                           178                207,992
------------------------------------------------------------------------------------------------------
Total U.S. Government Agencies                                                            $565,446,889
------------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $579,933,396)                                               $590,594,954
------------------------------------------------------------------------------------------------------
Repurchase Agreement - 3.3%
------------------------------------------------------------------------------------------------------
  Goldman Sachs, dated 7/31/01, due 8/01/01, total to be
    received $20,052,167 (secured by various U.S.
    Treasury and Federal Agency obligations in a jointly
    traded account),
    at Cost                                                            $ 20,050           $ 20,050,000
------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $599,983,396)                                         $610,644,954
Other Assets, Less Liabilities - (0.7)%                                                     (4,187,817)
------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                       $606,457,137
------------------------------------------------------------------------------------------------------
# Security segregated as collateral for open futures contracts.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
JULY 31, 2001
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $599,983,396)            $610,644,954
  Cash                                                                      417
  Receivable for daily variation margin on open futures
    contracts                                                            25,000
  Receivable for fund shares sold                                       444,684
  Interest receivable                                                 3,652,710
  Other assets                                                           11,081
                                                                   ------------
      Total assets                                                 $614,778,846
                                                                   ------------
Liabilities:
  Payable for investments purchased                                $  5,045,312
  Payable for fund shares reacquired                                  2,757,081
  Payable to affiliates -
    Management fee                                                        6,669
    Shareholder servicing agent fee                                       1,667
    Distribution and service fee                                          5,196
    Administrative fee                                                      292
  Accrued expenses and other liabilities                                505,492
                                                                   ------------
      Total liabilities                                            $  8,321,709
                                                                   ------------
Net assets                                                         $606,457,137
                                                                   ============
Net assets consist of:
  Paid-in capital                                                  $655,662,714
  Unrealized appreciation on investments                             10,694,944
  Accumulated net realized loss on investments                      (59,809,931)
  Accumulated distributions in excess of net investment
    income                                                              (90,590)
                                                                   ------------
      Total                                                        $606,457,137
                                                                   ============
Shares of beneficial interest outstanding                           90,967,357
                                                                    ==========
Class A shares:
  Net asset value per share
    (net assets of $556,597,087 / 83,510,756 shares of
      beneficial interest outstanding)                                 $6.66
                                                                       =====
  Offering price per share (100 / 95.25 of net asset value
    per share)                                                         $6.99
                                                                       =====
Class B shares:
  Net asset value and offering price per share
    (net assets of $49,859,931 / 7,456,583 shares of
      beneficial interest outstanding)                                 $6.69
                                                                       =====
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $118.78 / 17.769 shares of beneficial
      interest outstanding)                                            $6.68
                                                                       =====

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class B shares.

See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED JULY 31, 2001
-------------------------------------------------------------------------------

Net investment income:
  Interest income                                                   $41,536,401
                                                                    -----------
  Expenses -
    Management fee                                                  $ 2,683,378
    Trustees' compensation                                               52,193
    Shareholder servicing agent fee                                     595,942
    Distribution and service fee (Class A)                            1,355,260
    Distribution and service fee (Class B)                              538,378
    Administrative fee                                                   88,689
    Custodian fee                                                       192,477
    Printing                                                             89,731
    Postage                                                              83,893
    Auditing fees                                                        37,016
    Legal fees                                                            6,423
    Interest expense                                                      6,442
    Miscellaneous                                                       402,249
                                                                    -----------
      Total expenses                                                $ 6,132,071
    Fees paid indirectly                                               (180,151)
    Reduction of expenses by investment adviser                        (299,611)
                                                                    -----------
      Net expenses                                                  $ 5,652,309
                                                                    -----------
        Net investment income                                       $35,884,092
                                                                    -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                         $   (79,564)
    Futures contracts                                                   645,265
                                                                    -----------
      Net realized gain on investments                              $   565,701
                                                                    -----------
  Change in unrealized appreciation (depreciation) -
    Investments                                                     $27,599,820
    Futures contracts                                                  (149,822)
                                                                    -----------
      Net unrealized gain on investments                            $27,449,998
                                                                    -----------
        Net realized and unrealized gain on investments             $28,015,699
                                                                    -----------
          Increase in net assets from operations                    $63,899,791
                                                                    ===========
See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets
---------------------------------------------------------------------------------------------------------
YEAR ENDED JULY 31,                                                     2001                         2000
---------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                         $ 35,884,092                 $ 40,058,442
  Net realized gain (loss) on investments                            565,701                   (8,698,399)
  Net unrealized gain on investments                              27,449,998                    5,255,111
                                                                ------------                 ------------
    Increase in net assets from operations                      $ 63,899,791                 $ 36,615,154
                                                                ------------                 ------------
Distributions declared to shareholders -
  From net investment income (Class A)                          $(33,378,604)                $(35,184,285)
  From net investment income (Class B)                            (2,915,852)                  (4,101,257)
  From net investment income (Class I)                                    (7)                      (1,544)
  In excess of net investment income (Class A)                      (278,887)                        --
  In excess of net investment income (Class B)                       (24,363)                        --
  In excess of net investment income (Class I)                             0*                        --
                                                                ------------                 ------------
    Total distributions declared to shareholders                $(36,597,713)                $(39,287,086)
                                                                ------------                 ------------
Net decrease in net assets from fund share transactions         $(24,103,360)                $(84,821,190)
                                                                ------------                 ------------
      Total increase in net assets                              $  3,198,718                 $(87,493,122)
Net assets:
  At beginning of period                                         603,258,419                  690,751,541
                                                                ------------                 ------------
At end of period (accumulated distributions in excess of
  net investment income of $90,590 and accumulated
  undistributed net investment income of $410,371,
  respectively)                                                 $606,457,137                 $603,258,419
                                                                ============                 ============

* In excess of net investment income (Class I) was less than $1.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED JULY 31,                                     2001                2000            1999           1998           1997
------------------------------------------------------------------------------------------------------------------------------
                                                     CLASS A
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                 $ 6.37              $ 6.39          $ 6.69         $ 6.72         $ 6.53
                                                      ------              ------          ------         ------         ------
Income from investment operations# -
  Net investment income(S)                            $ 0.40              $ 0.40          $ 0.39         $ 0.43         $ 0.44
  Net realized and unrealized gain (loss) on
    investments                                         0.29               (0.03)          (0.30)         (0.03)          0.18
                                                      ------              ------          ------         ------         ------
      Total from investment operations                $ 0.69              $ 0.37          $ 0.09         $ 0.40         $ 0.62
                                                      ------              ------          ------         ------         ------
Less distributions declared to shareholders -
  From net investment income                          $(0.40)             $(0.39)         $(0.38)        $(0.41)        $(0.42)
  From net realized gain on investments                 --                  --              --            (0.02)          --
  In excess of net investment income                   (0.00)+++            --              --             --             --
  From paid-in capital                                  --                  --             (0.01)          --            (0.01)
                                                      ------              ------          ------         ------         ------
      Total distributions declared to
        shareholders                                  $(0.40)             $(0.39)         $(0.39)        $(0.43)        $(0.43)
                                                      ------              ------          ------         ------         ------
Net asset value - end of period                       $ 6.66              $ 6.37          $ 6.39         $ 6.69         $ 6.72
                                                      ======              ======          ======         ======         ======
Total return(+)                                        11.23%               6.09%           1.31%          6.17%          9.90%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                            0.91%               0.90%           0.93%          0.97%          1.09%
  Net investment income                                 6.06%               6.34%           5.86%          6.43%          6.75%
Portfolio turnover                                        33%                 65%            177%            72%            33%
Net assets at end of period (000,000 Omitted)           $557                $543            $597           $657           $653

  (S) The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:
        Net investment income                         $ 0.39              $ 0.40          $ 0.39           --             --
        Ratios (to average net assets):
          Expenses##                                    0.96%               0.95%           0.97%          --             --
          Net investment income                         6.01%               6.29%           5.82%          --             --

+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED JULY 31,                                     2001                2000            1999           1998           1997
------------------------------------------------------------------------------------------------------------------------------
                                                     CLASS B
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                 $ 6.38              $ 6.40          $ 6.70         $ 6.72         $ 6.53
                                                      ------              ------          ------         ------         ------
Income from investment operations# -
  Net investment income(S)                            $ 0.35              $ 0.36          $ 0.34         $ 0.38         $ 0.40
  Net realized and unrealized gain (loss) on
    investments                                         0.31               (0.04)          (0.30)         (0.03)          0.17
                                                      ------              ------          ------         ------         ------
      Total from investment operations                $ 0.66              $ 0.32          $ 0.04         $ 0.35         $ 0.57
                                                      ------              ------          ------         ------         ------
Less distributions declared to shareholders -
  From net investment income                          $(0.35)             $(0.34)         $(0.33)        $(0.35)        $(0.37)
  From net realized gain on investments                 --                  --              --            (0.02)          --
  In excess of net investment income                   (0.00)+++            --              --             --             --
  From paid-in capital                                  --                  --             (0.01)          --            (0.01)
                                                      ------              ------          ------         ------         ------
      Total distributions declared to
        shareholders                                  $(0.35)             $(0.34)         $(0.34)        $(0.37)        $(0.38)
                                                      ------              ------          ------         ------         ------
Net asset value - end of period                       $ 6.69              $ 6.38          $ 6.40         $ 6.70         $ 6.72
                                                      ======              ======          ======         ======         ======
Total return                                           10.69%               5.24%           0.49%          5.40%          9.09%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                            1.66%               1.65%           1.68%          1.72%          1.78%
  Net investment income                                 5.32%               5.55%           5.11%          5.67%          6.02%
Portfolio turnover                                        33%                 65%            177%            72%            33%
Net assets at end of period (000,000 Omitted)            $50                 $61             $94           $155           $286

  (S) The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:
        Net investment income                         $ 0.35              $ 0.35          $ 0.34           --             --
        Ratios (to average net assets):
          Expenses##                                    1.71%               1.70%           1.72%          --             --
          Net investment income                         5.27%               5.50%           5.07%          --             --

+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                PERIOD ENDED
                                                                                                                    JULY 31,
YEAR ENDED JULY 31,                                2001              2000              1999           1998             1997*
----------------------------------------------------------------------------------------------------------------------------
                                                CLASS I
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period            $ 6.37            $ 6.38            $ 6.69         $ 6.72            $ 6.59
                                                 ------            ------            ------         ------            ------
Income from investment operations# -
  Net investment income(S)                       $ 0.41            $ 0.40            $ 0.41         $ 0.44            $ 0.31
  Net realized and unrealized gain (loss)
    on investments                                 0.32              --               (0.30)         (0.02)             0.09
                                                 ------            ------            ------         ------            ------
      Total from investment operations           $ 0.73            $ 0.40            $ 0.11         $ 0.42            $ 0.40
                                                 ------            ------            ------         ------            ------
Less distributions declared to shareholders -
  From net investment income                     $(0.42)           $(0.41)           $(0.41)        $(0.43)           $(0.26)
  From net realized gain on investments            --                --                --            (0.02)             --
  In excess of net investment income              (0.00)+++          --                --             --                --
  From paid-in capital                             --                --               (0.01)          --               (0.01)
                                                 ------            ------            ------         ------            ------
      Total distributions declared to
        shareholders                             $(0.42)           $(0.41)           $(0.42)        $(0.45)           $(0.27)
                                                 ------            ------            ------         ------            ------
Net asset value - end of period                  $ 6.68            $ 6.37            $ 6.38         $ 6.69            $ 6.72
                                                 ======            ======            ======         ======            ======
Total return                                      11.82%             6.53%             1.42%          6.47%             6.19%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                       0.66%             0.65%             0.68%          0.73%             0.73%+
  Net investment income                            6.14%             6.37%             6.11%          6.67%             7.06%+
Portfolio turnover                                   33%               65%              177%            72%               33%
Net assets at end of period
 (000,000 Omitted)                               $ --  ++++        $ --  ++++           $61            $51              $113

  (S) The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:
        Net investment income                    $ 0.41            $ 0.39            $ 0.41           --                --
        Ratios (to average net assets):
          Expenses##                               0.71%             0.70%             0.72%          --                --
          Net investment income                    6.09%             6.32%             6.07%          --                --

   * For the period from the inception of Class I shares, January 2, 1997, through July 31, 1997.
   + Annualized.
  ++ Not annualized.
 +++ Per share amount was less than $0.01.
++++ Class I net assets were less than $500.
   # Per share data are based on average shares outstanding.
  ## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Government Mortgage Fund (the fund) is a diversified series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Futures contracts, listed on commodities exchanges are reported at market value using closing settlement prices. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Futures Contracts - The fund may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the fund is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the fund. The fund's investment in futures contracts is designed to hedge against anticipated future changes in interest rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Should interest rates or securities prices move unexpectedly, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.

The fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the fund will begin amortizing premiums on debt securities effective August 1, 2001. Prior to this date, the fund did not amortize premiums on debt securities. The cumulative effect of this accounting change will have no impact on the total net assets of the fund. The impact of this accounting change has not been determined, but will result in a decrease to cost of securities and a corresponding increase in net unrealized appreciation.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. These differences primarily relate to mortgage-backed securities.

During the year ended July 31, 2001, $212,660 was reclassified from accumulated net realized loss on investments to accumulated distributions in excess of net investment income due to differences between book and tax accounting for mortgage-backed securities. This change had no effect on the net assets or net asset value per share. At July 31, 2001 distributions in excess of net investment income and realized loss on investments under book accounting were different from tax accounting due to temporary differences in accounting for capital losses.

At July 31, 2001, the fund, for federal income tax purposes, had a capital loss carryforward of $(59,568,778) which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on:

            July 31, 2002                       (5,628,534)
            July 31, 2003                       (4,604,728)
            July 31, 2004                      (30,095,607)
            July 31, 2005                       (1,857,304)
            July 31, 2007                       (5,100,994)
            July 31, 2008                       (5,253,445)
            July 31, 2009                       (7,028,166)
                                               ------------
              Total                            $(59,568,778)
                                               ============

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.45% of the fund's average daily net assets. The investment adviser has voluntarily agreed to waive a portion of its fee, which is shown as a reduction of total expenses in the Statement of Operations. Management fees incurred for the year ended July 31, 2001, were 0.40% of average daily net assets on an annualized basis.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $23,152 for the year ended July 31, 2001.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $63,025 for the year ended July 31, 2001, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. Payment of the 0.10% per annum Class A distribution fee is currently not imposed, and will be implemented on such date as the Trustees of the fund may determine. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $110,215 for the year ended July 31, 2001. Fees incurred under the distribution plan during the year ended July 31, 2001, were 0.25% of average daily net assets attributable to Class A shares on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $10,989 for the year ended July 31, 2001. Fees incurred under the distribution plan during the year ended July 31, 2001, were 1.00% of average daily net assets attributable to Class B shares, on an annualized basis.

Certain Class A shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended July 31, 2001, were $24,696 and $63,832 for Class A and Class B, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's (trust's, series) average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments in U.S. government securities, other than short-term obligations, aggregated $273,322,549 and $193,795,651, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                $599,983,396
                                                              ------------
Gross unrealized appreciation                                 $ 10,878,874
Gross unrealized depreciation                                     (217,316)
                                                              ------------
    Net unrealized appreciation                               $ 10,661,558
                                                              ============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                             YEAR ENDED JULY 31, 2001             YEAR ENDED JULY 31, 2000
                                       ------------------------------      -------------------------------
                                            SHARES             AMOUNT            SHARES             AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                             20,069,205      $ 131,722,100        35,652,456      $ 224,485,367
Shares issued to shareholders in
  reinvestment of distributions          2,775,463         18,063,930         2,892,507         18,263,326
Shares reacquired                      (24,556,314)      (160,431,275)      (46,740,101)      (294,747,199)
                                       -----------      -------------       -----------      -------------
    Net decrease                        (1,711,646)     $ (10,645,245)       (8,195,138)     $ (51,998,506)
                                       ===========      =============       ===========      =============

Class B shares
                                             YEAR ENDED JULY 31, 2001             YEAR ENDED JULY 31, 2000
                                       ------------------------------      -------------------------------
                                            SHARES             AMOUNT            SHARES             AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                              4,112,799      $  27,114,030         1,205,076      $   7,657,463
Shares issued to shareholders in
  reinvestment of distributions            305,418          1,992,775           405,022          2,565,817
Shares reacquired                       (6,467,217)       (42,564,924)       (6,821,747)       (42,985,526)
                                       -----------      -------------       -----------      -------------
    Net decrease                        (2,049,000)     $ (13,458,119)       (5,211,649)     $ (32,762,246)
                                       ===========      =============       ===========      =============

Class I shares
                                             YEAR ENDED JULY 31, 2001             YEAR ENDED JULY 31, 2000
                                       ------------------------------      -------------------------------
                                            SHARES             AMOUNT            SHARES             AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                                 --          $      --                   223      $       1,437
Shares issued to shareholders in
  reinvestment of distributions                  1                  4               244              1,544
Shares reacquired                           --          $      --              (10,021)           (63,419)
                                       -----------      -------------       -----------      -------------
    Net increase (decrease)                      1               $  4            (9,554)     $     (60,438)
                                       ===========      =============       ===========      =============

(6) Line of Credit
The fund and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. A commitment fee of $6,061 which is based on the average daily unused portion of the line of credit is included in miscellaneous expense. The fund had no significant borrowings during the year.

(7) Financial Instruments
The fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include futures contracts. The notional or contractual amounts of these instruments represent the investment the fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Futures Contracts
                                                                      UNREALIZED
                                                                    APPRECIATION
DESCRIPTION                   EXPIRATION   CONTRACTS   POSITION   (DEPRECIATION)
--------------------------------------------------------------------------------
U.S. Government Agency    September 2001     200,000       Long        $390,654
U.S. Treasury Notes       September 2001     200,000      Short        (357,268)
                                                                       --------
                                                                       $ 33,386
                                                                       ========

At July 31, 2001, the fund had sufficient cash and/or securities to cover any margin requirements under these contracts.

INDEPENDENT AUDITORS' REPORT

To the Trustees of the MFS Series Trust X and the Shareholders of the MFS Government Mortgage Fund:

We have audited the accompanying statement of assets and liabilities including the portfolio of investments, of MFS Government Mortgage Fund (one of the series comprising MFS Series Trust X) (the "Trust"), as of July 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two year period then ended and the financial highlights for each of the years in the five year period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at July 31, 2001 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of MFS Government Mortgage Fund at July 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
September 6, 2001

-------------------------------------------------------------------------------
   FEDERAL TAX INFORMATION
-------------------------------------------------------------------------------

   IN JANUARY 2002, SHAREHOLDERS WILL BE MAILED A FORM 1099-DIV REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 2001.

MFS(R) GOVERNMENT MORTGAGE FUND

TRUSTEES                                                  ASSISTANT TREASURERS
John W. Ballen* - President,                              Mark E. Bradley*
MFS Investment Management                                 Robert R. Flaherty*
                                                          Laura F. Healy*
William R. Gutow+ - Private Investor and                  Ellen Moynihan*
Real Estate Consultant; Vice Chairman,
Entertainment Management Company                          SECRETARY
(video franchise)                                         Stephen E. Cavan*

J. Atwood Ives+ - Private Investor                        ASSISTANT SECRETARY
                                                          James R. Bordewick, Jr.*
Lawrence T. Perera+ - Partner, Hemenway
& Barnes (attorneys)                                      CUSTODIAN
                                                          State Street Bank and Trust Company
William J. Poorvu+ - Adjunct Professor, Harvard
University Graduate School of Business                    AUDITORS
Administration                                            Deloitte & Touche LLP

Charles W. Schmidt+ - Private Investor                    INVESTOR INFORMATION
                                                          For information on MFS mutual funds, call your
Arnold D. Scott* - Senior Executive                       investment professional or, for an information
Vice President and Director                               kit, call toll free: 1-800-637-2929 any business
MFS Investment Management                                 day from 9 a.m. to 5 p.m. Eastern time (or leave a
                                                          message anytime).
Jeffrey L. Shames* - Chairman and Chief
Executive Officer, MFS Investment Management              INVESTOR SERVICE
                                                          MFS Service Center, Inc.
Elaine R. Smith+ - Independent Consultant                 P.O. Box 2281
                                                          Boston, MA 02107-9906
David B. Stone+ - Chairman Emeritus and Director,
North American Management Corp. (investment               For general information, call toll free:
adviser)                                                  1-800-225-2606 any business day from
                                                          8 a.m. to 8 p.m. Eastern time.
INVESTMENT ADVISER
Massachusetts Financial Services Company                  For service to speech- or hearing-impaired
500 Boylston Street                                       individuals, call toll free: 1-800-637-6576 any
Boston, MA 02116-3741                                     business day from 9 a.m. to 5 p.m. Eastern time.
                                                          (To use this service, your phone must be equipped
DISTRIBUTOR                                               with a Telecommunications Device for the Deaf.)
MFS Fund Distributors, Inc.
500 Boylston Street                                       For share prices, account balances, exchanges,
Boston, MA 02116-3741                                     or stock and bond outlooks, call toll free:
                                                          1-800- MFS-TALK (1-800-637-8255) anytime from a
CHAIRMAN AND PRESIDENT                                    touch- tone telephone.
Jeffrey L. Shames*
                                                          WORLD WIDE WEB
PORTFOLIO MANAGER                                         www.mfs.com
D. Richard Smith*

TREASURER
James O. Yost*


* MFS Investment Management
+ Independent Trustee

MFS(R) GOVERNMENT MORTGAGE FUND                                 -------------
                                                                  PRSRT STD
[logo] M F S(R)                                                 U. S. Postage
INVESTMENT MANAGEMENT                                               Paid
                                                                     MFS
500 Boylston Street                                             -------------
Boston, MA 02116-3741

(C)2001 MFS Investment Management (R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.

                                                     MGM-2 09/01 54M 31/231/831